Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces Third Quarter 2019 Financial Results

                Driven by its leading AI-powered platform, Benefitfocus grew total revenue 17% year-over-year

Charleston, S.C. – November 6, 2019 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading cloud-based benefits management platform and services provider, today announced its third quarter 2019 financial results. Recent highlights include:

•	Grew net benefit eligible lives to 16.8 million at the end of the third quarter, up from 16.5 million at the end of the prior quarter and 13.2 million at the end of the prior year period.
•	Extended platform to support growing gig economy and signed first customer exclusively serving independent contractors.
•	Added over 250 premier brokers, bringing our total premier broker count to over 700.
•	Announced MarketPlace for Carriers that provides end-to-end business rating, quoting, billing and payments.

“Benefitfocus delivered strong third quarter results and continues to make solid progress towards achieving our long-term goals,” said Ray August, President and Chief Executive Officer of Benefitfocus.

August added, “The benefits industry is undergoing a fundamental change and Benefitfocus is at the forefront helping to transform its future. For more than 25 million Americans, our platform delivers a rich experience as a result of providing enhanced consumer education and engagement with their benefits. With our considerable data assets we are transforming how benefits are bought, sold and used in the United States.”

Third Quarter 2019 Financial Highlights

Revenue

•	Total revenue was $71.7 million, an increase of 17% compared to the third quarter of 2018.
•	Software services revenue was $54.2 million, an increase of 16% compared to the third quarter of 2018.
•	Professional services revenue was $17.5 million, an increase of 23% compared to the third quarter of 2018.

Net Loss

•

GAAP net loss was ($12.6) million, compared to ($11.6) million in the third quarter of 2018. GAAP net loss per share was ($0.38), based on 32.7 million basic and diluted weighted average common shares outstanding, compared to ($0.36) for the third quarter of 2018, based on 31.9 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss and Adjusted EBITDA

•

Non-GAAP net loss was ($7.5) million, compared to ($7.2) million in the third quarter of 2018. Non-GAAP net loss per share was ($0.23), based on 32.7 million basic and diluted weighted average common shares outstanding, compared to ($0.23) for the third quarter of 2018, based on 31.9 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $2.9 million, compared to ($0.0) million in the third quarter of 2018.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Cash and cash equivalents at September 30, 2019 totaled $130.7 million, compared to $138.4 million at the end of the second quarter of 2019.

Updated Business Outlook

Based on information available as of November 6, 2019, Benefitfocus is providing guidance for the fourth quarter and updated its full year 2019 as indicated below.

Fourth Quarter 2019:

•	Total revenue is expected to be in the range of $83.5 million to $91.5 million.
•

Non-GAAP net (loss)/income is expected to be in the range of ($4.8) million to $0.2 million, or ($0.15) to $0.01 per share, based on 32.8 million basic (for net loss) and 33.2 million diluted (for net income) weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $5.4 million to $10.4 million.

Full Year 2019:

•	Total revenue is expected to be in the range of $292.0 million to $300.0 million.
•

Non-GAAP net loss is expected to be in the range of ($29.0) million to ($24.0) million, or ($0.89) to ($0.74) per share, based on 32.5 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $12.0 million to $17.0 million.

Management has not reconciled forward-looking non-GAAP net loss/income and Adjusted EBITDA to their most directly comparable GAAP measure of GAAP net loss.  This is because we cannot predict with reasonable certainty the ultimate outcome of the various necessary GAAP components of such reconciliations, including, for example, those related to compensation, acquisition transactions and integration, or others that may arise during the year, without unreasonable effort. These components and other factors could materially impact the amount of the future directly comparable GAAP measures, which may differ significantly from their non-GAAP counterparts. See below for additional important disclosures regarding our non-GAAP financial measures.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, November 6, 2019, at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (877) 407-9208 (domestic) or (201) 493-6784 (international). A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. After the conference call, a replay will be available until November 13, 2019, and can be accessed by dialing (844) 512-2921 (domestic) or (412) 317-6671 (international) with passcode 13695735.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) unifies the entire U.S. benefits industry on a single technology platform to protect consumers' health, wealth, property and lifestyle. Our powerful cloud-based software, data-driven insights and thoughtfully-designed services, enable employers, insurance brokers, carriers and suppliers to simplify the complexity of benefits administration and deliver a world-class benefits experience. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating loss, net loss/income, net loss/income per common share, and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating loss, net loss/income and net loss/income per common share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, transaction and acquisition-related costs expensed, if any, and costs not core to our business, if any.  We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense, expense related to the impairment of goodwill and intangible assets, transaction and acquisition-related costs expensed, and costs not core to our business.   Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve GAAP profitability; fluctuations in our financial results; the immature and volatile market for our products and services; risks related to changing healthcare and other applicable regulations; risks associated with acquisitions; our ability to maintain our culture, recruit and retain qualified personnel and effectively expand our sales force; cyber-security risks;  the need to innovate and provide useful products and services; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings,  copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec-filings or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue	$71,665	$61,006	$208,543	$183,950
Cost of revenue (1)(2)(3)	35,588	31,740	101,242	93,864
Gross profit	36,077	29,266	107,301	90,086
Operating expenses:(1)(2)(3)
Sales and marketing	18,527	17,661	57,464	55,978
Research and development	14,088	10,676	41,639	34,827
General and administrative	10,772	9,263	34,353	29,343
Total operating expenses	43,387	37,600	133,456	120,148
Loss from operations	(7,310)	(8,334)	(26,155)	(30,062)
Other income (expense):
Interest income	673	73	2,095	199
Interest expense	(5,926)	(1,458)	(17,577)	(4,190)
Interest expense on building lease financing obligations	–	(1,868)	–	(5,601)
Other (expense) income	3	2	(61)	15
Total other expense, net	(5,250)	(3,251)	(15,543)	(9,577)
Loss before income taxes	(12,560)	(11,585)	(41,698)	(39,639)
Income tax expense	17	13	26	22
Net loss	$(12,577)	$(11,598)	$(41,724)	$(39,661)
Comprehensive loss	$(12,577)	$(11,598)	$(41,724)	$(39,661)

Net loss per common share:
Basic and diluted	$(0.38)	$(0.36)	$(1.29)	$(1.25)
Weighted-average common shares outstanding:
Basic and diluted	32,703,723	31,883,029	32,460,494	31,678,360

(1) Stock-based compensation included in above line items:
Cost of revenue	$798	$542	$2,388	$2,153
Sales and marketing	923	759	2,597	2,970
Research and development	690	494	2,600	2,103
General and administrative	2,004	1,552	6,916	5,120

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$305	$12	$712	$81
Sales and marketing	97	4	246	31
Research and development	118	4	289	27
General and administrative	49	2	117	11

(3) Transaction and acquisition-related costs expensed included in above line items:
General and administrative	$3	$–	$1,005	$257

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of September 30, 2019	As of December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$130,699	$190,928
Accounts receivable, net	34,672	21,077
Contract, prepaid and other current assets	15,312	16,667
Total current assets	180,683	228,672
Property and equipment, net	28,689	69,965
Financing lease right-of-use assets	80,665	–
Operating lease right-of-use assets	1,868	–
Intangible assets, net	13,236	–
Goodwill	12,857	1,634
Deferred contract costs and other non-current assets	10,150	13,668
Total assets	$328,148	$313,939
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$8,552	$8,687
Accrued expenses	10,333	11,461
Accrued compensation and benefits	13,561	17,269
Deferred revenue, current portion	33,911	36,540
Lease liabilities and financing obligations, current portion	7,022	4,486
Total current liabilities	73,379	78,443
Deferred revenue, net of current portion	7,216	9,323
Convertible senior notes	185,069	176,692
Lease liabilities and financing obligations, net current portion	89,438	57,116
Other non-current liabilities	115	2,575
Total liabilities	355,217	324,149
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at September 30, 2019 and December 31, 2018	–	–
Common stock, par value $0.001, 50,000,000 shares authorized, 32,710,032 and 32,017,773 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively	33	32
Additional paid-in capital	420,808	403,631
Accumulated deficit	(447,910)	(413,873)
Total stockholders' deficit	(27,069)	(10,210)
Total liabilities and stockholders' deficit	$328,148	$313,939

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2019	2018
Cash flows from operating activities
Net loss	$(41,724)	$(39,661)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	16,629	11,912
Stock-based compensation expense	14,501	12,346
Accretion of interest on convertible senior notes	8,377	–
Interest accrual on finance lease liabilities	25	–
Interest accrual on financing obligations (prior to adoption of ASC 842)	–	5,639
Rent payments in excess of expense	(6)	–
Provision for doubtful accounts	108	364
Changes in operating assets and liabilities:
Accounts receivable, net	(12,791)	2,103
Contract, prepaid and other current assets	1,282	5,179
Deferred costs and other non-current assets	3,746	2,590
Accounts payable and accrued expenses	(642)	4,385
Accrued compensation and benefits	(1,524)	(1,068)
Deferred revenue	(11,427)	(7,443)
Other non-current liabilities	(69)	(328)
Net cash and cash equivalents used in operating activities	(23,515)	(3,982)
Cash flows from investing activities
Business combination, net of cash acquired	(20,914)	–
Purchases of property and equipment	(10,604)	(5,855)
Net cash and cash equivalents used in investing activities	(31,518)	(5,855)
Cash flows from financing activities
Draws on revolving line of credit	–	97,000
Payments on revolving line of credit	–	(84,000)
Payments of debt issuance costs	(357)	–
Proceeds from exercises of stock options and ESPP	305	462
Payments on capital lease and financing obligations	(1,032)	(7,895)
Payments of principal on finance lease liabilities	(4,112)	–
Net cash and cash equivalents (used in) provided by financing activities	(5,196)	5,567
Net decrease in cash and cash equivalents	(60,229)	(4,270)
Cash and cash equivalents, beginning of period	190,928	55,335
Cash and cash equivalents, end of period	$130,699	$51,065

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$—	$83
Property and equipment purchased with financing and capital lease obligations (prior to adoption of ASC 842)	$—	$3,739
Post contract support purchased with financing obligations	$—	$275

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$36,077	$29,266	$107,301	$90,086
Amortization of acquired intangible assets	305	12	712	81
Stock-based compensation expense	798	542	2,388	2,153
Total net adjustments	1,103	554	3,100	2,234
Non-GAAP gross profit	$37,180	$29,820	$110,401	$92,320

Reconciliation from Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(7,310)	$(8,334)	$(26,155)	$(30,062)
Amortization of acquired intangible assets	569	22	1,364	150
Stock-based compensation expense	4,415	3,347	14,501	12,346
Transaction and acquisition-related costs expensed	3	—	1,005	257
Costs not core to our business	63	1,027	649	3,922
Total net adjustments	5,050	4,396	17,519	16,675
Non-GAAP operating loss	$(2,260)	$(3,938)	$(8,636)	$(13,387)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(12,577)	$(11,598)	$(41,724)	$(39,661)
Depreciation	3,848	2,888	11,505	8,864
Amortization of software development costs	1,263	1,045	3,760	2,898
Amortization of acquired intangible assets	569	22	1,364	150
Interest income	(673)	(73)	(2,095)	(199)
Interest expense	5,926	1,458	17,577	4,190
Interest expense on building lease financing obligations (prior to adoption of ASC 842)	—	1,868	—	5,601
Income tax expense	17	13	26	22
Stock-based compensation expense	4,415	3,347	14,501	12,346
Transaction and acquisition-related costs expensed	3	—	1,005	257
Costs not core to our business	63	1,027	649	3,922
Total net adjustments	15,431	11,595	48,292	38,051
Adjusted EBITDA	$2,854	$(3)	$6,568	$(1,610)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(12,577)	$(11,598)	$(41,724)	$(39,661)
Amortization of acquired intangible assets	569	22	1,364	150
Stock-based compensation expense	4,415	3,347	14,501	12,346
Transaction and acquisition-related costs expensed	3	—	1,005	257
Costs not core to our business	63	1,027	649	3,922
Total net adjustments	5,050	4,396	17,519	16,675
Non-GAAP net loss	$(7,527)	$(7,202)	$(24,205)	$(22,986)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(7,527)	$(7,202)	$(24,205)	$(22,986)

Weighted average shares outstanding - basic and diluted	32,703,723	31,883,029	32,460,494	31,678,360
Shares used in computing non-GAAP net loss per share - basic and diluted	32,703,723	31,883,029	32,460,494	31,678,360
Non-GAAP net loss per common share - basic and diluted	$(0.23)	$(0.23)	$(0.75)	$(0.73)